Dreyfus
International
Growth Fund
Semi-Annual
Report

November 30, 1997

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Letter to Shareholders

   Dear Shareholder:

    We are pleased to provide you with this semi-annual report for Dreyfus International Growth Fund, covering the six months ended November 30, 1997. Over this period, your Fund produced a total return of -7.33%,* underperforming both the Lipper Median for International Funds and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index for the period.**

    The months under review saw negative returns for the MSCI/EAFE Index and many of its individual component markets. International markets had recorded positive returns for the first half of calendar 1997. The unfolding currency and economic crisis in Asian emerging markets caused sharp corrections in virtually all international stock markets beginning in August. While some recovery had begun toward the end of the period under review, returns were well into negative territory for the period.

    Your Fund's investments were heavily concentrated in Europe during the period in question. Thus, the Fund suffered almost no direct impact from the plummeting Asian emerging markets and currencies, but European and Japanese stocks held by the Fund declined in the general downturn.

INVESTMENT APPROACH

    In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations relative to both their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market is reduced as a result of an asset allocation decision.

    Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside against the U.S. dollar over the next 12 to 18 months.

CURRENT STRATEGY

    Four broad conclusions are driving current strategy for the Fund. First, growth of the world economy is likely to be significantly lower as a result of the currency turmoil that has swept emerging markets in recent months, but there is a silver lining--interest rates are likely to be lower also. Second, my research on both markets and individual stocks indicates that Continental Europe should be an attractive area for investment. Third, I believe Japan may be nearing the end of its seven-year-long bear market, a development that warrants close monitoring for potential opportunities. Last, emerging markets are likely to need more time to sort out their recent difficulties before they become a target for significant investment by your Fund. The remainder of this letter expands on these conclusions.

    Given that about half of the world's GDP growth has been derived from emerging markets (specifically Asian emerging markets) during the current decade, it is reasonable to conclude that worldwide growth will be impacted by the overcapacity, banking sector weakness and currency devaluations in many emerging countries. As a result, revenue and earnings growth rates are projected to slow for many companies based in developed countries such as the U.S., Europe and Japan. Each investment by the Dreyfus International Growth Fund needs to be re-evaluated in light of this significant change. While stock prices depend on many factors, I believe the level and trend of earnings and interest rates are the two most important variables. In my view the latter of these two, interest rates, will be positively impacted by the growth slowdown. In the period ahead, one of the main strategies in your Fund will be to focus on investments where earnings are least affected and which benefit the most from an improved interest rate outlook.

    Continental Europe exhibits many attractive investment characteristics. In the context of my analytic discipline, the Continent is expected to see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. Continental Europe's economy is just accelerating after several years of minimal growth, and companies are in the earlier stages of the restructuring process that has produced such handsome returns for many U.S. companies over the last decade. Continental European stock valuations have improved markedly after the correction of the last several months. Long-term interest rates are likely to be benign at worst and, I suspect, may surprise many by actually falling during the coming months. Liquidity is very strong in Continental Europe because, as many Europeans move away from dependence on government retirement schemes and take responsibility for their own savings, the mutual fund industry is growing rapidly. The Continental European financial sector emerges from my analysis as an outstanding opportunity for restructuring and consolidation. Continental European banks produce much lower returns than their counterparts across the channel in the U.K. where the industry is known to be much more efficient. Many Continental European banks are now taking action to raise returns, and I believe your Fund is positioned to benefit from the potential rewards of that restructuring.

   The Japanese stock market peaked in 1990 and today stands at about 60% of that all-time high. The reasons for the decline have been well documented. Investors, including myself, who have attempted to " find the bottom" and participate in the new bull market that will inevitably emerge in Tokyo have been frustrated for several years now. In the short run, the bad news is that Japan is expected to be hardest hit by the developing slowdown in Asian emerging countries. Our analytic work indicates that the Japanese market has in fact deteriorated over the last few months. A ray of hope is present in that there is some evidence of deregulation in the financial sector and a slow unwinding of the cross-shareholding system that has made Japanese companies historically more accountable to one another than to outside shareholders. It is certainly a positive in terms of valuation that nearly 40% of the stocks traded in Tokyo are now priced at less than 1.0 times book value, compared to an average of just under 4.0 for the U.S. market. But the Japanese market needs positive news to trigger a repricing of these stocks. Until that "trigger" emerges, your Fund's investments in Japan will remain company-specific.

    Emerging markets have fallen dramatically, particularly in U.S. dollar terms, since the currencies of many of these countries have eroded as well. Like Japan, many of these markets now have at least some aspects of valuation on their side. The next few months will witness all of the ramifications of the recent crisis including recapitalization of banks, widespread earnings declines, forced mergers of weak companies, and capital flight. My recent research trip to Southeast Asia revealed all of these effects to be in their early stages. It is possible that in a matter of months some of these countries will have in place the building blocks of renewed prosperity. Others will require considerably more time. I remain cautious on emerging markets, looking for selected opportunities as they present themselves.

    As manager of Dreyfus International Growth Fund, I look forward to communicating with you again at the end of the fiscal year in the Annual Shareholder's Letter.

                                            Sincerely,

                                            /s/ Ron Chapman

                                            Ron Chapman
                                            Portfolio Manager

December 22, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Morgan Stanley Capital
   International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Investments                         November 30, 1997 (Unaudited)

Common Stocks--102.2%                                                                      Shares                  Value
-------------------------------------------------------------------------------         -------------           -----------
                  Austria--1.7%  Wolford.......................................                18,000           $ 1,298,147
                                                                                                                -----------

                    Brazil--.9%  Companhia de Saneamento Basico
                                    do Estado de Sao Paulo.....................             3,000,000               697,800
                                                                                                                -----------

                    Canada--.2%  Canadian Conquest Exploration..............(a)               275,000               193,104
                                                                                                                -----------

                    Chile--1.3%  Empresa Nacional de Electricidad, A.D.R.......                40,000               742,500
                                 Quinenco, A.D.R...............................                25,200               299,250
                                                                                                                -----------
                                                                                                                  1,041,750
                                                                                                                -----------

                  Denmark--2.3%  Bang & Olufsen Holding, Cl. B.................                15,000               881,185
                                 Den Danske Bank...............................                7,500                888,993
                                                                                                                -----------
                                                                                                                  1,770,178
                                                                                                                -----------

                  Finland--3.1%  Merita, Cl. A.................................               210,000             1,062,056
                                   Sampo Insurance, Cl. A........................                44,000             1,368,124
                                                                                                                -----------
                                                                                                                  2,430,180
                                                                                                                -----------

                   France--8.4%  Banque Nationale de Paris.....................                38,500             1,875,983
                                 Bouygues Offshore.............................                20,000               886,558
                                 Compagnie Generale des Eaux...................                11,500             1,517,638
                                 Compagnie Generale des Eaux (Warrants)........                 7,500                 4,581
                                 Elf Aquitaine.................................                 8,000               927,164
                                 Groupe, A.D.R.................................                64,000               464,000
                                 SGS-Thomson Microelectronics (New York Shares)(a)             12,000               842,250
                                                                                                                -----------
                                                                                                                  6,518,174
                                                                                                                -----------

                 Germany--10.0%  Adidas........................................                 6,500               914,379
                                 Allianz.......................................                 4,500             1,066,091
                                 Bankgesellschaft Berlin.......................                32,000               680,215
                                 BETA Systems Software.........................                 5,000               478,347
                                 Daimler-Benz..................................                10,000               707,048
                                 Deutsche Bank.................................                21,000             1,344,523
                                 GEA...........................................                 2,200               778,375
                                 Henkel KGaA...................................                 2,700               151,316
                                 Metro.........................................                16,800               770,337
                                 SGL Carbon....................................                 7,000               901,500
                                                                                                                -----------
                                                                                                                  7,792,131
                                                                                                                -----------

                  Ireland--2.5%  Bank of Ireland...............................                80,000             1,081,924
                                 Jurys Hotel Group.............................               145,000               876,208
                                                                                                                -----------
                                                                                                                  1,958,132
                                                                                                                ------------

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1997 (Unaudited)

Common Stocks (continued)                                                                  Shares                  Value
-------------------------------------------------------------------------------         -------------           -----------
                   Italy--15.1%  Aeroporti di Roma.............................               215,000           $ 2,049,590
                                 Assicurazioni Generali........................                105,000            2,352,167
                                 Bulgari.......................................                140,000              709,427
                                 Fiat..........................................                469,000            1,355,413
                                 Istituto Bancario San Paolo di Torino.........                180,000            1,489,336
                                 Istituto Mobiliare Italiano...................                200,000            2,083,695
                                 La Rinascente.................................                 80,000              607,549
                                 Telecom Italia................................                180,000            1,122,594
                                                                                                                -----------
                                                                                                                 11,769,771
                                                                                                                -----------

                   Japan--10.9%  Bank of Tokyo--Mitsubishi.....................                24,000               347,881
                                 Canon ........................................                15,000               361,984
                                 Dai Nippon Printing...........................                24,000               475,750
                                 Daikin Industries.............................                70,000               368,017
                                 Dainippon Ink & Chemicals.....................               190,000               669,905
                                 Fuji Machine Manufacturing....................                18,000               516,180
                                 Minolta.......................................                80,000               460,707
                                 Mitsui Fudosan................................                50,000               528,872
                                 Murata Manufacturing..........................                22,000               660,190
                                 NKK...........................................               350,000               353,757
                                 Nintendo......................................                 7,000               723,968
                                 Nippon Soda...................................                95,000               885,763
                                 Otsuka Kagu...................................                 3,500               174,685
                                 SHIMANO.......................................                21,000               480,451
                                 Sony..........................................                 4,500               384,314
                                 Uni-Charm.....................................                20,000               676,957
                                 Yamanouchi Pharmaceutical.....................                18,000               437,201
                                                                                                                -----------
                                                                                                                  8,506,582
                                                                                                                -----------

                Luxembourg--.3%  Scandinavian Broadcasting System...........(a)                 8,800               223,850
                                                                                                                -----------

                   Mexico--4.2%  Empresas ICASociedad Controladora, A.D.R......                70,000             1,085,000
                                 Grupo Financiero Banamex Accival, Cl. B....(a)               190,000               417,491
                                 Grupo Financiero Bancomer, Cl. B...........(a)             1,105,000               632,582
                                 Grupo Televisa, A.D.R......................(a)                30,000             1,110,000
                                                                                                                -----------
                                                                                                                  3,245,073
                                                                                                                -----------

             Netherlands--7.9%   ABN Amro Holding..............................                45,000               856,820
                                 ASM Lithography Holding....................(a)                 9,500               593,750
                                 BE Semiconductor Industries................(a)                23,000               273,851
                                 Koninklijke Nutricia Verenigde Bedrijven......                37,000             1,048,380
                                 Koninklijke Pakhoed...........................                45,000             1,220,799
                                 Ordina.....................................(a)                25,000               376,789
                                 Philips Electronics...........................                11,000               725,596
                                 Unique International..........................                50,000             1,075,107
                                                                                                                -----------
                                                                                                                  6,171,092
                                                                                                                -----------

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1997 (Unaudited)

Common Stocks (continued)                                                                  Shares                  Value
-------------------------------------------------------------------------------         -------------           -----------
                Portugal--1.3%   Electricidade de Portugal.....................                58,000           $ 1,046,861
                                                                                                                -----------

                   Spain--7.1%   Aldeasa.......................................                40,000               834,449
                                 Banco Santander...............................                28,000               845,701
                                 Corporacion Bancaria de Espana................                15,000               929,212
                                 Endesa........................................               110,000             2,066,368
                                 Repsol........................................                20,000               863,916
                                                                                                                -----------
                                                                                                                  5,539,646
                                                                                                                -----------

                  Sweden--5.9%   Electrolux, Cl. B.............................                23,000             1,808,588
                                 Skandia Forsakrings...........................                16,000               842,214
                                 Svenska Handelsbanken, Cl. A..................                30,000             1,055,354
                                 Volvo, Cl. B..................................                32,000               852,561
                                                                                                                -----------
                                                                                                                  4,558,717
                                                                                                                -----------

             Switzerland--3.6%   Ciba Specialty Chemicals......................                10,000             1,063,345
                                 Novartis......................................                   450               718,310
                                 Schweizerische Lebensversicherungs-
                                    und Rentenanstalt..........................                 1,500               996,426
                                                                                                                -----------
                                                                                                                  2,778,081
                                                                                                                -----------

                   Taiwan--.8%   Taiwan Semiconductor Manufacturing, A.D.R.....                27,800               611,600
                                                                                                                -----------

         United Kingdom--14.7%   British Sky Broadcasting Group................               115,000               854,027
                                 Gallaher Group................................               200,000             1,083,568
                                 Granada Group.................................                70,000             1,000,697
                                 Grand Metropolitan............................                72,000               655,001
                                 JBA Holdings..................................                50,000               829,554
                                 Misys.........................................                48,857             1,381,219
                                 Powerscreen International.....................                95,000             1,051,837
                                 Reuters Holdings..............................               100,000             1,127,450
                                 SEMA Group....................................                19,000               422,018
                                 SmithKline Beecham............................               130,000             1,206,777
                                 Viatel.....................................(a)               108,000               675,000
                                 Vodafone Group................................               175,000             1,169,645
                                                                                                                -----------
                                                                                                                 11,456,793
                                                                                                                -----------
                                 TOTAL COMMON STOCKS
                                   (cost $77,519,265)..........................                                 $79,607,662
                                                                                                                ===========

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1997 (Unaudited)

Preferred Stocks--3.2%                                                                     Shares                 Value
-------------------------------------------------------------------------------         -------------           -----------
                      Germany:   Henkel KGaA--Vorzug............................               16,300           $ 1,000,238
                                 ProSieben Media...............................                14,800               708,791
                                 SAP--Vorzug....................................                2,700               829,946
                                                                                                                -----------
                                 TOTAL PREFERRED STOCKS
                                   (cost $1,844,544)...........................                                 $ 2,538,975
                                                                                                                ===========

TOTAL INVESTMENTS (cost $79,363,809)...........................................                 105.4%          $82,146,637
                                                                                               =======          ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                  (5.4%)         $(4,240,413)
                                                                                               =======          ===========
NET ASSETS.....................................................................                 100.0%          $77,906,224
                                                                                               =======          ===========

Notes to Statement of Investments:
---------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.

                          See notes to financial statements.


Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              November 30, 1997 (Unaudited)

                                                                                               Cost               Value
                                                                                            -----------         -----------
ASSETS:                       Investments in securities--See Statement of Investments       $79,363,809         $82,146,637
                                                                                                                -----------
                              Receivable for investment securities sold and forward
                                currency exchange contracts....................                                     652,458
                              Dividends and interest receivable................                                      81,358
                              Prepaid expenses.................................                                      27,482
                                                                                                                -----------
                                                                                                                 82,907,935
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      57,719
                                                                                                                -----------
                              Due to Distributor...............................                                      49,719
                              Cash overdraft due to Custodian..................                                   3,293,079
                              Payable for investment securities purchased and forward
                                currency exchange contracts....................                                   1,522,572
                              Accrued expenses.................................                                      78,622
                                                                                                                -----------
                                                                                                                  5,001,711
                                                                                                                -----------

NET ASSETS.....................................................................                                 $77,906,224
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $67,651,026
                              Accumulated distributions in excess of
                                investment income--net..........................                                   (701,862)

                              Accumulated net realized gain (loss) on investments,
                                foreign currency transactions and forward
                                currency exchange contracts....................                                   8,186,699

                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                  2,770,361
                                                                                                                -----------
NET ASSETS.....................................................................                                 $77,906,224
                                                                                                                ===========

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)................                                   5,311,928

NET ASSET VALUE, offering and redemption price per share.......................                                      $14.67
                                                                                                                     ======

                       See notes to financial statements.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Operations         Six Months Ended November 30, 1997 (Unaudited)

INVESTMENT INCOME
INCOME:                       Cash dividends (net of $71,621 foreign taxes
                                withheld at source)......................                                     $   346,538


EXPENSES:                     Management fee--Note 3(a)...................            $   342,568
                              Shareholder servicing costs--Note 3(b,c)....                398,385
                              Custodian fees.............................                  59,816
                              Professional fees..........................                  22,247
                              Directors' fees and expenses--Note 3(d).....                 17,028
                              Registration fees..........................                  11,550
                              Prospectus and shareholders' reports--Note 3(b)               7,388
                              Loan commitment fees--Note 2................                    402
                              Miscellaneous..............................                  11,840
                                                                                      -----------

                                   Total Expenses........................                                         871,224
                                                                                                              -----------



INVESTMENT (LOSS)........................................................                                        (524,686)
                                                                                                              -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............             $ 5,844,797
                                                                                      -----------
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                Short Transactions.......................                (193,987)
                                                                                      -----------
                                   Net Realized Gain (Loss)..............                                       5,650,810

                              Net unrealized appreciation (depreciation) on
                                investments, foreign currency transactions and
                                forward currency exchange contracts......                                      (5,987,625)
                                                                                                              -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                        (336,815)
                                                                                                              -----------


NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................                                     $  (861,501)
                                                                                                              ===========


                       See notes to financial statements.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Six Months Ended
                                                                                           November 30, 1997      Year Ended
                                                                                              (Unaudited)        May 31, 1997
                                                                                             --------------     --------------
OPERATIONS:
   Investment (loss)......................................................                   $     (524,686)    $     (170,888)
   Net realized gain (loss) on investments................................                        5,650,810          6,773,463
   Net unrealized appreciation (depreciation) on investments..............                       (5,987,625)         1,844,082
                                                                                             --------------     --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                         (861,501)         8,446,657
                                                                                             --------------     --------------

DIVIDENDS TO SHAREHOLDERS:

   From investment income--net.............................................                        --                 (571,399)
   In excess of investment income--net.....................................                        --                 (177,176)
   From net realized gain on investments..................................                         --               (4,084,610)
                                                                                             --------------     --------------
      Total Dividends.....................................................                         --               (4,833,185)
                                                                                             --------------     --------------

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold..........................................                      521,477,953        580,556,282
   Dividends reinvested...................................................                         --                4,195,270
   Cost of shares redeemed................................................                     (531,404,100)      (602,381,534)
                                                                                             --------------     --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                       (9,926,147)       (17,629,982)
                                                                                             --------------     --------------
         Total Increase (Decrease) in Net Assets..........................                      (10,787,648)       (14,016,510)

NET ASSETS:

   Beginning of Period....................................................                      88,693,872         102,710,382
                                                                                             --------------     --------------
   End of Period..........................................................                   $   77,906,224     $   88,693,872
                                                                                             ==============     ==============
[Distributions in excess of investment (loss)]--net........................                  $     (701,862)    $     (177,176)
                                                                                             --------------     --------------

                                                                                                  Shares            Shares
                                                                                             --------------     --------------
CAPITAL SHARE TRANSACTIONS:

   Shares sold............................................................                       32,419,081         38,309,032
   Shares issued for dividends reinvested.................................                          --                 285,781
   Shares redeemed........................................................                      (32,711,736)       (39,620,262)
                                                                                             --------------     --------------
      Net Increase (Decrease) in Shares Outstanding.......................                         (292,655)        (1,025,449)
                                                                                             ==============     ==============


                       See notes to financial statements.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                Six Months Ended             Year Ended May 31,
                                                                November 30, 1997  ------------------------------------
PER SHARE DATA:                                                     (Unaudited)     1997      1996      1995     1994(1)
                                                                    -----------    ------    ------    ------    ------
   Net asset value, beginning of period....................            $15.83      $15.49    $13.74    $15.20    $12.50
                                                                       ------      ------    ------    ------    ------
   Investment Operations:
   Investment income (loss)--net............................             (.10)       (.02)      .09       .01       .05
   Net realized and unrealized gain (loss) on investments..             (1.06)       1.11      1.66     (1.19)     2.74
                                                                       ------      ------    ------    ------    ------
   Total from Investment Operations........................             (1.16)       1.09      1.75     (1.18)     2.79
                                                                       ------      ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net....................               --        (.09)       --      (.01)     (.02)
   Dividends in excess of investment income--net............               --        (.03)       --      (.02)     (.04)
   Dividends from net realized gain on investments.........                --        (.63)       --      (.25)     (.03)
                                                                       ------      ------    ------    ------    ------
   Total Distributions.....................................                --        (.75)       --      (.28)     (.09)
                                                                       ------      ------    ------    ------    ------
   Net asset value, end of period.........................             $14.67      $15.83    $15.49    $13.74    $15.20
                                                                       ======      ======    ======    ======    ======
TOTAL INVESTMENT RETURN....................................             (7.33%)(2)   7.36%    12.74%    (7.81%)   22.32%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................               .96%(2)    1.98%     2.04%     1.92%     1.71%(2)
   Ratio of net investment income (loss) to average net assets           (.58%)(2)  (.18%)      .62%      .09%      .11%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                --          --        --        --       .16%(2)
   Portfolio Turnover Rate.................................             86.04%(2)  158.04%    96.45%    40.15%    51.32%(2)
   Average commission rate paid(3).........................            $.0284      $.0217        --        --        --
   Net Assets, end of period (000's omitted)...............            $77,906     $88,694   $102,710  $137,909  $179,907

-----------
(1) From June 29, 1993 (commencement of operations) to May 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning December 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus International Growth Fund (the "Fund") is a series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended November 30, 1997, the Fund was charged $228,379 pursuant to the Plan.

   (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1997, the Fund was charged $114,189 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $44,510 pursuant to the transfer agency agreement.

   (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus International Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1997 amounted to $80,699,719 and $99,905,645, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At November 30, 1997, there were no open forward exchange contracts outstanding.

   (B) At November 30, 1997, accumulated net unrealized appreciation on investments was $2,770,361, consisting of $8,044,443 gross unrealized appreciation and $5,274,082 gross unrealized depreciation.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus International
Growth Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     095SA9711

Dreyfus
Emerging Markets
Fund
Semi-Annual
Report


November 30, 1997

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   The past six months has proven to be quite difficult for the emerging markets. Unfortunately, the first-half gains of 1997 were erased by declines in emerging equity markets and currency devaluations particularly in Asia. For the six months ended November 30, 1997, the Dreyfus Emerging Markets Fund declined -16.33%,* compared to the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF) which fell -22.76%.**

   We have outperformed the index by being underweighted in emerging market equity assets in Asia. Our weighting at the end of November was 22.9% versus 32.5% for the index. Asia as a region has been a poor performer, declining -44.5% in U.S. dollar terms over the past six months. The Latin America and Emerging Eastern Europe regions have fallen as well but not as dramatically, declining -4.8% and -3.7% over six months respectively. In Latin America, we currently have a neutral weighting (compared to the MSCI/EMF) of 40.0%, with an underweight position in Brazil and an overweight position in Mexico, Chile and Argentina. In Emerging Europe, Middle East and Africa we have an overweighted position of 27.7% in the region, and specific overweights in Hungary, Israel and Portugal.

ECONOMIC REVIEW

   The current South East Asian crisis began in July in Thailand when the Thai Baht was devalued. Competitive pressure along with overvalued currencies in Malaysia, the Philippines and Indonesia forced those countries to devalue their currencies. The currencies have fallen over 40% through November. Reliance on dollar-denominated debt has exacerbated the currency decline. As a result of the devaluations, we anticipate that Gross Domestic Product growth in these countries will slow dramatically, interest rates will stay high, inflation will pick up and government spending will need to slow in order to improve the budget and trade deficit. On the positive side, lower currencies will help export growth in the years to follow.

   Recently, the turmoil has spread to South Korea, with its currency falling dramatically. The International Monetary Fund has come in to help Korea, Indonesia, and Thailand. Hong Kong and Brazil as well as Greece and Poland have been hit with bouts of currency speculation that have forced interest rates higher. This can be expected to slow their respective economies.

PORTFOLIO FOCUS

   As you would expect from a risk-averse, bottom-up, value manager, we held up relatively well in a declining market environment. We adhere to our value, risk-averse investment philosophy. We run a diversified portfolio of approximately 100 securities representing 25 different countries and diversified across many industries. We invest in companies trading at what we believe are attractive price-to-earnings ratios, price-to-book value ratios and price-to-cash flow ratios. We are attracted to companies that appear to show improving business conditions, good earnings growth, positive earnings revisions, strong management and a solid balance sheet. We believe market timing is difficult, so our goal is to keep country and regional diversification from being extreme.

   Our bottom-up stock selection has led us to an underweight position in Asia during the past 17 months as valuations have been high and fundamentals continue to deteriorate. Noticing overcapacity in many industries, we have stayed out of some of the poorer performing industries. Lower valuations and better fundamentals in Latin America and Emerging Europe have led us to be overweight in these regions during the past six months.

   Given large declines in equity prices and cheap valuations, we believe foreign capital will return and opportunities abound. Our strategy in Asia, determined from a stock selection standpoint, is to emphasize the export sector, which is likely to benefit from a lower currency valuation. Companies with dollar revenue streams and costs in local currencies will have margin expansion and that will translate into earnings increases. Examples of export beneficiaries in the portfolio include PT Indah Kiat Pulp & Paper, a paper company in Indonesia, Daya Guna Samudera, a fishing company in Indonesia, and Jaya Tiasa, a plywood company in Malaysia. We are also exposed to utilities, both electric and telephone, as they are less sensitive to the current economic turmoil.

   Attractive valuations are appearing in the emerging markets, particularly in Asia. We believe, however, that fundamentals are not improving yet and hence the portfolio is underweight in Asia. As the dust settles and better fundamentals reassert themselves, our goal will be to begin to increase our weightings to this region. Nonetheless, we currently own what we believe are some attractively priced companies. Universal Robina, a Philippine food company, sells for 5 times earnings with net cash on the balance sheet. Telecom Malaysia, at under 10 times earnings, is cheap on a global telecom comparison. PT Indorama Synthetics, an Indonesian textile company and an exporter, is selling at 7 times earnings. Cintra, a Mexican airline company, is trading under 7 times earnings. Quinenco ADR, a Chilean diversified conglomerate, is trading at 11 times earnings and at a significant discount to its net asset value.

   The best performing securities in the portfolio during the past six months included Vestel Elektronik Sanayi ve Ticaret, a Turkish electronics company, Pao de Acucar, a Brazilian food retailer, Desc, a Mexican industrial conglomerate, Magyar Olaj-es Gazipari, GDR, a Hungarian oil company and ARA, a Mexican housing company.

   Stocks that most negatively affected the portfolio included Leader Universal Holdings, a Malaysian cable manufacturer, Tenega Nasional, a Malaysian electric utility, Brasmotor, a Brazilian appliance manufacturer, and Korea Electric Power, a Korean electric utility company.

   We continue to believe that emerging market securities are attractive given current valuations (see table). Though near-term uncertainties exist, these valuations are providing long-term investors an opportunity to get into the markets at excellent prices. As the cyclical difficulties pass, we believe attractive returns will be made by those willing to be patient and assume some risk.

Market Valuations:

Index                    P/E           P/BV         P/CF
------                   ----          ----         ----
Emerging Markets Free    14.8          1.5           8.2
EAFE (International)     23.0          2.4          10.0
World                    22.7          3.0          11.6
U.S.                     22.6          4.2          13.7

Source: Morgan Stanley Capital International (11/28/97)

   We will, of course, continue to adjust the Fund's portfolio as economic and market conditions change. We appreciate your support and will continue to strive to produce attractive returns.
                                            Sincerely,

                                            /s/ D. Kirk Henry

                                            D. Kirk Henry
                                            Portfolio Manager
December 18, 1997
Boston, MA

 * Total return includes reinvestment of dividends and any capital gains paid.

** The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
   (EMF) is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)



Common Stocks--85.0%                                                                            Shares            Value
--------------------------------------------------------------------------------             -------------     ------------
                Argentina--5.3%  Banco Rio de la Plata, ADR....................                 66,200(a)       $   831,638
                                 Central Costanera, Cl. B......................                161,000(a)           418,767
                                 Mirgor S.A.C.I.F.I.A., ADR....................                115,000(a,b)         402,500
                                 Telefonica de Argentina, ADS..................                 35,000            1,157,188
                                 YPF Sociedad Anonima, ADS.....................                 20,000              671,250
                                                                                                                -----------
                                                                                                                  3,481,343
                                                                                                                -----------

                   Brazil--5.7%  Aracruz Celulose, ADS.........................                 50,800              730,250
                                 Companhia Brasileira de Distribuicao Grupo
                                    Pao de Acucar, GDR.........................                 30,100              447,739
                                 Companhia Vale do Rio Doce, ADS...............                 61,000            1,105,626
                                 Telecomunicacoes Brasileiras, ADS.............                 13,600            1,419,500
                                                                                                                -----------
                                                                                                                  3,703,115
                                                                                                                -----------

                    Chile--7.0%  Banco BHIF, ADS...............................                 42,600              734,850
                                 Compania de Telecomucicaciones de Chile, ADS..                 49,000            1,326,062
                                 Cristalerias de Chile, ADS....................                 25,400              381,000
                                 Linea Aerea Nacional de Chile, ADS............                 44,000(a)           555,500
                                 Quinenco, ADR.................................                 68,600(a)           814,625
                                 Santa Isabel, ADR.............................                 42,200              772,788
                                                                                                                -----------
                                                                                                                  4,584,825
                                                                                                                -----------

                     China--.5%  China Southern Airlines, ADR..................                 22,500(a)           338,906
                                                                                                                -----------

            Czech Republic--.9%  Czeske energeticke zavody.....................                 14,600(a)           430,582
                                 Komercni Banka, GDR...........................                 12,000(b)           150,000
                                                                                                                -----------
                                                                                                                    580,582
                                                                                                                -----------

                    Egypt--1.9%  MISR INTERNATIONAL BANK, GDR..................                 36,000(a,b)         544,680
                                 Paints & Chemical Industry, GDR...............                 73,000(a,b)         730,000
                                                                                                                -----------
                                                                                                                  1,274,680
                                                                                                                -----------

                   Greece--2.0%  AEGEK ........................................                 27,500              133,968
                                 Hellenic Technodomiki.........................                 30,000              280,384
                                 Hellenic Tellecommunication Organization......                 81,000(a,b)         769,500
                                 Michaniki.....................................                 24,000              129,907
                                                                                                                -----------
                                                                                                                  1,313,759
                                                                                                                -----------

                Hong Kong--4.4%  China Hong Kong Photo Products Holdings.......                745,000              182,146
                                 Guoco Group...................................                231,000              539,378
                                 HSBC Holdings.................................                 15,155              365,627
                                 Hongkong Electric Holdings....................                141,000              476,974
                                 Huaneng Power International, ADR..............                  9,900(a)           217,800
                                 Jiangxi Copper................................              1,700,000(a)           226,511
                                 QPL International Holdings....................                775,000              481,224
                                 Swire Pacific.................................                435,000              413,599
                                                                                                                -----------
                                                                                                                  2,903,259
                                                                                                                -----------

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               November 30, 1997 (Unaudited)



Common Stocks (continued)                                                                        Shares            Value
--------------------------------------------------------------------------------             -------------     ------------
                  Hungary--3.9%  Fotex.........................................                275,658          $   273,380
                                 MOL Magyar Olaj-es Gazipari, GDR..............                 47,000(b)           985,825
                                 Magyar Tavkozlesi.............................                 35,000(a)           708,750
                                 Pick Szeged...................................                  3,000              187,828
                                 Pick Szeged, GDR..............................                  5,800(b)           368,300
                                                                                                                -----------
                                                                                                                  2,524,083
                                                                                                                -----------

                    India--4.6%  Reliance Industries, GDR......................                110,000(b)           855,250
                                 State Bank of India, GDR......................                 39,600(b)           524,700
                                 Steel Authority of India, GDR.................                 75,000(b)           337,500
                                 Tata Engineering & Locomotive, GDR............                 49,000(a,b)         477,750
                                 Videsh Sanchar Nigam, GDR.....................                 60,000(b)           795,000
                                                                                                                -----------
                                                                                                                  2,990,200
                                                                                                                -----------

                Indonesia--2.4%  Daya Guna Samudera............................                194,500              204,596
                                 PT Indah Kiat Pulp & Paper....................              2,160,000              501,640
                                 PT Indorama Synthetics........................                649,000              332,479
                                 PT Indosat....................................                 25,100              561,613
                                                                                                                -----------
                                                                                                                  1,600,328
                                                                                                                -----------

                   Israel--5.5%  Bank Leumi Le-Israel..........................                550,000(a)           877,824
                                 Blue Square Chain Investments & Properties....                117,800(a)         1,074,842
                                 Koor Industries...............................                  9,000              969,458
                                 Supersol, ADR.................................                 49,000              686,000
                                                                                                                -----------
                                                                                                                  3,608,124
                                                                                                                -----------

               Luxembourg--1.6%  Quilmes Industrial, ADR.......................                 82,400            1,071,200
                                                                                                                -----------

                 Malaysia--3.8%  Jaya Tiasa Holdings...........................                244,000              428,743
                                 Kwantas.......................................                195,000              156,557
                                 Leader Universal Holdings.....................                230,000               78,857
                                 Pacific & Orient..............................                159,000               90,857
                                 Petronas Dagangan.............................                503,000              485,755
                                 Telekom Malaysia..............................                249,000              554,914
                                 Tenaga Nasional...............................                372,000              684,144
                                                                                                                -----------
                                                                                                                  2,479,827
                                                                                                                -----------

                  Mexico--12.7%  ALFA, Ser. A..................................                 95,000              715,104
                                 ARA...........................................                219,000(a)           960,293
                                 Apasco........................................                138,000              813,545
                                 Cintra........................................                775,900(a)           765,505
                                 Controladora Comercial Mexicana, GDS..........                 36,300              780,450
                                 Desc, Ser. B..................................                 72,000              679,659
                                 Desc, Ser. C..................................                    750                7,015
                                 Empaques Ponderosa, Ser. B....................                597,000(a)           475,563
                                 Grupo Financiero Inbursa, Ser. B..............                302,300            1,108,311
                                 Sistema Argos, Ser. B.........................                504,000              773,495


Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               November 30, 1997 (Unaudited)



Common Stocks (continued)                                                                        Shares            Value
--------------------------------------------------------------------------------             -------------     ------------
            Mexico (continued)   Tablex........................................                 37,108          $    84,747
                                 Telefonos de Mexico, Cl. L, ADR...............                  8,500              420,750
                                 Tubes de Acero de Mexico, ADR.................                 31,400(a)           694,725
                                                                                                                -----------
                                                                                                                  8,279,162
                                                                                                                -----------

                     Peru--2.2%  Telefonica del Peru, ADS......................                 70,000            1,470,000
                                                                                                                -----------

              Philippines--3.1%  First Philippine Holdings.....................                399,600              348,721
                                 Philippine Long Distance Telephone, ADS.......                 42,400            1,049,400
                                 Solid Group...................................              4,720,000              248,492
                                 Universal Robina..............................              2,951,600              377,923
                                                                                                                -----------
                                                                                                                  2,024,536
                                                                                                                -----------

                   Poland--1.3%  Bank Handlowy W Warszawie.....................                 46,000(a)           540,564
                                 KGHM Polska Miedz, GDR........................                 35,300(a,b)         291,225
                                                                                                                -----------
                                                                                                                    831,789
                                                                                                                -----------

                 Portugal--4.6%  Banco Totta E Acores..........................                 54,000            1,017,456
                                 Corticeira  Amorin............................                 55,700              632,779
                                 Electricidade de Portugal, ADR................                 19,400(a)           702,038
                                 Mota e Companhia..............................                 40,000              631,532
                                                                                                                -----------
                                                                                                                  2,983,805
                                                                                                                -----------

                Singapore--1.3%  Development Bank of Singapore.................                 91,000              855,799
                                                                                                                -----------

             South Africa--6.7%  Anglo American................................                 12,300              511,393
                                 Barlow........................................                100,534              955,989
                                 Barlow, ADR...................................                 11,083              102,518
                                 Engen ........................................                153,500              860,940
                                 Foodcorp......................................                 71,500              356,138
                                 Ingwe Coal....................................                240,900              971,831
                                 Polifin.......................................                208,300              342,986
                                 Sasol.........................................                 29,000              292,178
                                                                                                                -----------
                                                                                                                  4,393,973
                                                                                                                -----------

              South Korea--2.8%  Pohang Iron & Steel...........................                 23,580              942,838
                                 SK Telecom....................................                    540              176,753
                                 SK Telecom, ADR...............................                 74,922(a)           444,849
                                 Samsung Electronics...........................                  2,795              102,139
                                 Samsung Electronics, GDR......................                  6,048(a,b)         133,056
                                                                                                                -----------
                                                                                                                  1,799,635
                                                                                                                -----------

                    Taiwan--.0%  China Steel, ADR..............................                    500(a,b)           7,138
                                                                                                                -----------

                  Thailand--.1%  Ayudhya Insurance Public......................                 11,000               50,749
                                 Srithai Superware Public......................                 29,000                5,693
                                                                                                                -----------
                                                                                                                     56,442
                                                                                                                -----------


Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               November 30, 1997 (Unaudited)



Common Stocks (continued)                                                                        Shares            Value
--------------------------------------------------------------------------------             -------------     ------------
                    Turkey--.7%  Uzel Makina Sanayii, ADR......................                  8,500(a,b)     $   365,500
                                 Vestel Elektronik Sanayi ve Ticaret...........              1,350,000(a)           103,545
                                                                                                                -----------
                                                                                                                    469,045
                                                                                                                -----------
                                 TOTAL COMMON STOCKS
                                   (cost $65,000,307)..........................                                 $55,625,555
                                                                                                                ===========

Prefered Stocks--5.4%
--------------------------------------------------------------------------------
                       Brazil:   Brasmotor.....................................                  3,600          $   402,452
                                 Companhia Cemento Portland Itau...............                  2,800              526,325
                                 Companhia Energetica de Minas Gerais..........                 14,000(a)           675,261
                                 Companhia Paranaense de Energia-Copel.........                 31,000              465,335
                                 Ericsson Telecomunicacoes.....................                 15,000(a)           520,645
                                 Petroleo Brasileiro...........................                  4,500              973,715
                                                                                                                -----------
                                 TOTAL PREFFERED STOCKS
                                   (cost $4,350,784)...........................                                 $ 3,563,733
                                                                                                                ===========

                                                                                              Principal
Short-Term Investments--11.0%                                                                  Amount
--------------------------------------------------------------------------------          ----------------
          U.S. Treasury Bills:   4.86%, 1/2/98.................................            $    95,000          $    94,557
                                 4.92%, 1/8/98.................................                357,000              354,986
                                 5.05%, 1/22/98................................              6,776,000            6,723,555
                                                                                                                -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $7,176,329)...........................                                 $ 7,173,098
                                                                                                                ===========

TOTAL INVESTMENTS (cost $76,527,420)...........................................                101.4%           $66,362,386
                                                                                               ======           ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                 (1.4%)          $  (937,455)
                                                                                               ======           ===========
NET ASSETS.....................................................................                100.0%           $65,424,931
                                                                                               ======           ===========


Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to $7,737,924 or approximately 11.8% of net assets.


                       See notes to financial statements.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                November 30, 1997 (Unaudited)


                                                                                                   Cost            Value
                                                                                               -----------      -----------
ASSETS:                       Investments in securities--See Statement of Investments          $76,527,420      $66,362,386
                              Cash.............................................                                     354,709
                              Receivable for investment securities sold........                                     333,876
                              Dividends and interest receivable................                                      59,324
                              Cash denominated in foreign currencies...........                     52,775           52,703
                              Prepaid expenses.................................                                      10,432
                                                                                                                -----------
                                                                                                                 67,173,430
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      70,105
                              Due to Distributor...............................                                      13,701
                              Payable for investment securities purchased......                                   1,587,057
                              Net unrealized (depreciation) on forward
                                currency exchange contracts--Note 4(a).........                                       1,705
                              Accrued expenses.................................                                      75,931
                                                                                                                -----------
                                                                                                                  1,748,499
                                                                                                                -----------

NET ASSETS.....................................................................                                 $65,424,931
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $75,095,001
                              Accumulated undistributed investment income--net.                                      83,833
                              Accumulated net realized gain (loss) on investments                                   411,279
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                (10,165,182)
                                                                                                                -----------
NET ASSETS.....................................................................                                 $65,424,931
                                                                                                                ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                                   5,501,249

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                      $11.89
                                                                                                                     ======





                      See notes to financial statements.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended November 30, 1997 (Unaudited)


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $39,805 foreign taxes
                                withheld at source)......................                  $444,586
                              Interest...................................                   179,774
                                                                                           --------
                                Total Income.............................                                      $    624,360


EXPENSES:                     Management fee--Note 3(a)..................                   422,620
                              Custodian fees.............................                    97,570
                              Shareholder servicing costs--Note 3(b).....                    91,578
                              Registration fees..........................                    18,260
                              Directors' fees and expenses--Note 3(c)....                    12,617
                              Professional fees..........................                    11,995
                              Prospectus and shareholders' reports.......                     3,540
                              Loan commitment fees--Note 2...............                       127
                              Miscellaneous..............................                     1,661
                                                                                           --------
                                Total Expenses...........................                                           659,968
                                                                                                               ------------

INVESTMENT (LOSS)........................................................                                           (35,608)
                                                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............                  $(18,042)
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                  (239,014)
                                                                                           --------
                                Net Realized Gain (Loss).................                                          (257,056)
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions                                   (13,583,826)
                                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                 (13,840,882)
                                                                                                               ------------


NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........................                                $(13,876,490)
                                                                                                               ============




                      See notes to financial statements.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Six Months Ended
                                                                                           November 30, 1997     Year Ended
                                                                                              (Unaudited)       May 31, 1997*
                                                                                           -----------------    -------------
OPERATIONS:
   Investment income (loss)--net..........................................                 $    (35,608)        $   144,385
   Net realized gain (loss) on investments................................                     (257,056)            695,774
   Net unrealized appreciation (depreciation) on investments..............                  (13,583,826)          3,418,644
                                                                                           ------------         -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                  (13,876,490)          4,258,803
                                                                                           ------------         -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                      --                  (24,944)
   Net realized gain on investments.......................................                      --                  (27,439)
                                                                                           ------------         -----------
      Total Dividends.....................................................                      --                  (52,383)
                                                                                           ------------         -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................                   36,306,205          53,106,244
   Dividends reinvested...................................................                      --                   42,829
   Cost of shares redeemed................................................                   (7,427,397)         (6,973,772)
   Redemption fee.........................................................                       40,892               --
                                                                                           ------------         -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                   28,919,700          46,175,301
                                                                                           ------------         -----------
         Total Increase (Decrease) in Net Assets..........................                   15,043,210          50,381,721

NET ASSETS:
   Beginning of Period....................................................                   50,381,721               --
                                                                                           ------------         -----------
   End of Period..........................................................                 $ 65,424,931         $50,381,721
                                                                                           ============         ===========
Undistributed investment income--net......................................                 $     83,833         $   119,441
                                                                                           ------------         -----------

                                                                                              Shares               Shares
                                                                                           ------------         -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                    2,519,057           4,062,299
   Shares issued for dividends reinvested.................................                       --                   3,508
   Shares redeemed........................................................                     (564,175)           (519,440)
                                                                                           ------------         -----------
      Net Increase (Decrease) in Shares Outstanding.......................                    1,954,882           3,546,367
                                                                                           ============         ===========

------------------
* From June 28, 1996 (commencement of operations) to May 31, 1997.



                     See notes to financial statements.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                              Six Months Ended
                                                                              November 30, 1997      Year Ended
PER SHARE DATA:                                                                 (Unaudited)        May 31, 1997(1)
                                                                              -----------------    ------------
   Net asset value, beginning of period.................................           $14.21             $12.50
                                                                                   ------             ------
   Investment Operations:
   Investment income (loss)--net.........................................            (.02)               .05
   Net realized and unrealized gain (loss) on investments...............            (2.31)              1.70
                                                                                   ------             ------
   Total from Investment Operations.....................................            (2.33)              1.75
                                                                                   ------             ------
   Distributions:
   Dividends from investment income--net.................................            --                 (.02)
   Dividends from net realized gain on investments......................             --                 (.02)
                                                                                   ------             ------
   Total Distributions..................................................             --                 (.04)
                                                                                   ------             ------
   Redemption fee added to paid in capital..............................              .01               --
                                                                                   ------             ------
   Net asset value, end of period.......................................           $11.89             $14.21
                                                                                   ======             ======
TOTAL INVESTMENT RETURN................................................            (16.33%)(2)         14.07%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............................               .98%(2)           1.85%(2)
   Ratio of net investment income to average net assets................              (.05%)(2)           .70%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager...............................              --                  .36%(2)
   Portfolio Turnover Rate.............................................             56.20%(2)          52.52%(2)
   Average commission rate paid (3)....................................            $.0121             $.0152
   Net Assets, end of period (000's Omitted)...........................            $65,425            $50,382

-------------
(1) From June 28, 1996 (commencement of operations) to May 31, 1997.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                       See notes to financial statements.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Emerging Markets Fund (the "Fund") is a series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from June 1, 1997 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. No expense reimbursement was required for the period ended November 30, 1997.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1997, the Fund was charged an aggregate of $84,524 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $8,730 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than six months following the date of issuance.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1997 amounted to $59,584,729 and $33,165,110, respectively.

Dreyfus Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   In addition, the following summarizes open forward currency exchange contracts at November 30, 1997:

                                                     Foreign
                                                     Currency                                        Unrealized
Forward Currency Exchange Contracts                   Amount         Proceeds           Value      (Depreciation)
-----------------------------------                 ----------     ------------     ------------   --------------
Sales:
------
Thailand Bat, expiring 12/1/97...................        11,088       $    271         $   272        $    (1)

Purchases:                                                             Cost
----------                                                         -----------
Malaysian Ringgit, expiring 12/2/97..............       326,067         93,394          93,162           (232)
South African Rand, expiring 12/2/97.............     2,309,673        476,860         475,388         (1,472)
                                                                                                      --------
   Total.........................................                                                     $(1,705)
                                                                                                      =======

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (b) At November 30, 1997, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $10,166,739, consisting of $2,446,941 gross unrealized appreciation and $12,613,680 gross unrealized depreciation.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Emerging Markets Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     327SA9711